EXHIBIT  32.1


                                 CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.1350, as adopted), Tim Wilkens, Chief Executive Officer of Golden Gate Homes, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

     1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2011, to which this Certification is attached as Exhibit 32.1 (the
"Quarterly  Report")  fully  complies  with the requirements of Section 13(a) or
Section  15(d)  of  the  Securities  Exchange  Act  of  1934,  and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned has set his hands hereto as of May 18, 2011.

                         /s/  Tim  Wilkens
                         ---------------
                         Tim  Wilkens
                         Chief  Executive  Officer
                        (Principal  Executive  Officer)